                                                                    EXHIBIT 20.1

                            SUBSCRIPTION AGREEMENT
                    SERIES "A" CONVERTIBLE PREFERRED STOCK
                    PRIVATE PLACEMENT UNDER "REGULATION D"

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND LAWS, OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES BEING OFFERED BY THE COMPANY ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) THEREOF AND AS PROVIDED BY REGULATION D OF THAT ACT, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY ONLY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION OR QUALIFICATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

THIS SERIES "A" CONVERTIBLE PREFERRED STOCK AND WARRANT SUBSCRIPTION AGREEMENT (the "AGREEMENT") is executed in reliance upon Regulation D ("REGULATION D"), as promulgated under the Securities Act of 1933, as amended ("SECURITIES ACT").

      This Agreement has been executed by the undersigned in connection with the private placement of shares of EIGHT PERCENT (8%) SERIES "A" CONVERTIBLE PREFERRED STOCK AND PURCHASE WARRANTS (hereinafter referred to as the "SECURITIES") of:

TELEGEN CORPORATION
101 Saginaw Drive
Redwood City, CA 94063

a corporation organized under the laws of California, United States of America and with a National Association of Securities Dealers Automated Quotation System Symbol of TLGN (hereinafter referred to as the "ISSUER")

The undersigned

NAME:          ________________________________________

ADDRESS:       ________________________________________

               ________________________________________

an individual or a Corporation, organized under the laws of _______________________, (hereinafter referred to as the "PURCHASER")


hereby represents and warrants to, and agrees with ISSUER as follows:
1. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

     a. The undersigned hereby subscribes for and agrees to purchase shares of the ISSUER'S EIGHT PERCENT (8%) SERIES "A" CONVERTIBLE PREFERRED STOCK, having a stated value of USD$1,000.00 per share, convertible into shares
                                  --------
     of the ISSUER'S Common Stock, having the rights, preferences, and privileges set forth in the form of the Certificate of Determination of Series "A" Convertible Preferred Stock attached as SCHEDULE A hereto (the "PREFERRED STOCK") and Purchase Warrants attached as SCHEDULE B hereto (the "WARRANTS") in the aggregate stated value of FIFTEEN MILLION UNITED STATES
                                                  -----------------------------
     DOLLARS (USD$15,000,000.00), for a  TOTAL CONSIDERATION, including all
     ---------------------------
     fees and commissions, of TWELVE MILLION UNITED STATES DOLLARS
                             -------------------------------------
     (USD$12,000,000.00), payable in United States Dollars (the "PURCHASE
     -------------------
     PRICE") UNDER THE TERMS AND CONDITIONS SPECIFIED IN CLAUSE 10 ("CLOSING") HEREOF.

     b. FORM OF PAYMENT. PURCHASER shall pay the Purchase Price by delivering good funds by

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     wire transfer in United States Dollars into an escrow account (the "ESCROW
     ACCOUNT") as follows:


                    NATIONAL BANK OF CANADA
                    New York, NY
                    ABA:                            026-005-487

                    For Further Credit to:
                    ----------------------
                    National Bank of Canada
                    1 Pearce Street West
                    Richmond Hill, Ontario
                    CanadaL4B-1H6
                    TRANSIT NUMBER:                 03791-006
                    BENEFICIARY ACCOUNT NUMBER:     0009369
                    BENEFICIARY ACCOUNT NAME:       PAUL KUPFERSTEIN, BARRISTER
                                                    & SOLICITOR, IN TRUST

2.  GENERAL UNDERSTANDING

     PURCHASER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND, ACCORDINGLY, THAT THE ISSUER MUST BE SATISFIED THAT THE OFFER AND SALE OF THE SECURITIES TO THE PURCHASER WILL SATISFY THE REQUIREMENTS OF REGULATION D UNDER THE SECURITIES ACT. PURCHASER AND ISSUER INTEND THAT THE REPRESENTATIONS, DECLARATIONS, AND WARRANTIES SET OUT IN THIS AGREEMENT WILL BE RELIED UPON IN DETERMINING PURCHASER'S SUITABILITY AS A PURCHASER OF THE SECURITIES.

3.  PURCHASER REPRESENTATIONS AND COVENANTS

     i) PURCHASER REPRESENTS, WARRANTS, AND ACKNOWLEDGES TO THE ISSUER AS
     --------------------------------------------------------------------
     FOLLOWS:
     --------
     (a) The Securities are being acquired for PURCHASER's own account for investment, with no present intention of distributing or selling any portion thereof, and will not be transferred by him or her in violation of the Securities Act. No one other than PURCHASER has any interest in or any right to acquire the Securities.

     (b) The Securities have not been registered under the Securities Act or qualified under any state securities law in reliance on an exemption from registration and qualification for private offerings. PURCHASER is purchasing the Securities without being furnished any offering literature or prospectus other than the SEC Filings (as defined in Section 3-iii below).

     (c) PURCHASER is an "accredited investor" under Rule 501 of Regulation D of the Securities Act and will sign the Accredited Investor Declaration, substantially in the form of Schedule "C", attached hereto, contemporaneously with the execution of this Agreement.

     (d) No representations or warranties have been made to PURCHASER by the ISSUER or any agent of the ISSUER other than as set forth in this Agreement.

     (e) PURCHASER has investigated the acquisition of the Securities to the extent he deemed necessary or desirable and the ISSUER has provided him with any assistance he has requested in connection therewith.

     (f) The address set forth below (in Section 16) is the true and correct address of PURCHASER's principal residence (if an individual), or PURCHASER's principal business office (if a business).

     (g) PURCHASER has full power and authority to make the representations referred to herein, and to purchase the Securities, and to execute and deliver this Agreement.

     (h) If PURCHASER is not located in the United States, PURCHASER has satisfied himself as to the full observance of the laws of the PURCHASER's jurisdiction in connection with the offer and sale of the Securities or any use of this Agreement, including (i) the legal requirements of the PURCHASER's jurisdiction for the purchase of Securities, (ii) any foreign exchange restrictions applicable to such purchase, and (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be material to the purchase, holding, redemption, exchange, sale or transfer of the Securities. PURCHASER's purchase

                                     Page 2
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     and payment for, and PURCHASER's continued beneficial ownership of, the
     Securities will not violate any applicable securities or other laws of PURCHASER's jurisdiction.

     (i) PURCHASER is aware that this is a private offering and that no United States federal, state or other agency has made any finding or determination as to the fairness of the investment nor made any recommendation or endorsement of the Securities

     (j) PURCHASER acknowledges and represents that PURCHASER has had access to information concerning the ISSUER and its subsidiaries, its management, its current and proposed business and other details of the investment believed by PURCHASER to be sufficient to enable PURCHASER to make an informed investment decision regarding PURCHASER's acquisition of the Securities. PURCHASER has had an opportunity to ask questions of, and receive answers from, and obtain additional information from representatives of the ISSUER concerning (i) the business and financial condition of the ISSUER, (ii) the current and proposed business of the ISSUER and (iii) the terms of this Agreement and the purchase of the Securities, all to the extent such information is available or could be acquired without unreasonable effort or expense.

     (k) PURCHASER represents that PURCHASER or its representative has received upon demand copies of (i) the FORM S-4 REGISTRATION STATEMENT filed on MAY 17, 1996 by the ISSUER'S predecessor corporation (SOLAR ENERGY RESEARCH CORPORATION) (ii) the ISSUER's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1996, (iii) and all the ISSUER's Current Reports on Form 8-K since September 30, 1996 (specifically Forms 8-K filed on January 15, 1997, January 21, 1997, and February 7, 1997) subsequent to the date the last 10-Q (such reports collectively "SEC FILINGS").

     (l) PURCHASER represents that all data or information requested by PURCHASER from the ISSUER or any of its officers or affiliates concerning the ISSUER and its subsidiaries has been furnished to PURCHASER.

     (m) PURCHASER represents and warrants to the ISSUER that (i) PURCHASER is able to bear the economic risk of an investment in the Securities; (ii) PURCHASER has adequate means of providing for PURCHASER's current needs and contingencies; (iii) PURCHASER is purchasing the Shares for investment with the intention of holding the Securities for an indefinite period, and is able to afford to hold the Securities for an indefinite period; (iv) PURCHASER has such knowledge and experience in financial and business matters that PURCHASER is capable of evaluating the merits and risks of the investment in the Securities; (v) PURCHASER can afford a complete loss of PURCHASER's investment in the Securities; and (vi) PURCHASER is willing to accept the foregoing investment risks.

     (n) PURCHASER represents and warrants to the ISSUER that PURCHASER's acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Securities Act.

     (o) PURCHASER understands that there is currently no trading market for the Securities and that none is expected to arise. PURCHASER further acknowledges that, although there currently exists a trading market for the ISSUER'S Common Stock, such market may not exist or be accessible in sufficient volume at such time as the Securities are converted into Common Stock.

     ii) PURCHASER COVENANTS TO THE ISSUER AS FOLLOWS:
     -------------------------------------------------

     (a) PURCHASER agrees that during the entire period which the PURCHASER holds any of the Securities (or the Common Stock into which the Securities are converted or exercised), not to hold any shares of the ISSUER'S Common Stock in a "short" position.

     (b) Excluding the SEC Filings, PURCHASER has not distributed, and will not distribute any materials and has not divulged, and will not divulge, the contents thereof to anyone other than such legal or financial advisors as PURCHASER has deemed necessary for purposes of evaluating an investment in the Securities and no one (except such advisors) has used such materials, and PURCHASER has not made, and will not make, any copies thereof.


4.   ISSUER REPRESENTATIONS AND COVENANTS.

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

     i)  IN ORDER TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, THE ISSUER

     REPRESENTS AND WARRANTS TO THE PURCHASER AS FOLLOWS:
     ----------------------------------------------------

     THIS PRIVATE PLACEMENT OF SECURITIES IN THE AGGREGATE STATED VALUE OF UP TO $15,000,000.00 IS BEING MADE ON A "BEST EFFORTS" BASIS PURSUANT TO REGULATION D. SUCH SECURITIES MAY BE ISSUED AT ONE OR MORE CLOSINGS WITH NO AGGREGATE MINIMUM INVESTMENT AMOUNT, BUT ALL SUCH SECURITIES SHALL HAVE IDENTICAL RIGHTS, PREFERENCES, AND PRIVILEGES IN ALL RESPECTS.

     (a) The Securities, when issued and delivered pursuant hereto, and the Common Stock issuable upon conversion and/or exercise thereof, when issued and delivered upon such conversion and/or exercise thereof, will be duly and valid authorized and under U.S. federal or state law issued, fully paid and non-assessable and will not subject the PURCHASERS thereof to any liability solely by reason of being such PURCHASERS.

     (b) The ISSUER has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, when accepted by the ISSUER, this Agreement will have been duly authorized, validly executed and delivered on behalf of the ISSUER and be a legally binding obligation of the ISSUER, enforceable in accordance with its terms.

     (c) The execution and delivery of this Agreement and the sale of the Securities pursuant hereto and the issuance of the Common Stock issuable upon conversion and/or exercise thereof of such Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the ISSUER of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the ISSUER or any indenture, mortgage, deed of trust or other material agreement or instrument to which the ISSUER is a party or by which it or any of its property or assets are bound or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the ISSUER or any of its properties or assets.

     (d) There are no facts or circumstances existing, and there has been no event, which has had or which reasonably could be expected to have in the future a material adverse effect with respect to the financial condition, business affairs or prospects of the ISSUER since September 30, 1996 other than as disclosed in the SEC Filings provided to PURCHASER.

     (e) ISSUER is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified and in good standing as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on the ISSUER. The ISSUER has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Common Stock is listed and traded on the SmallCap market of the National Association of Securities Dealers Automated Quotation System (the "NASDAQ").

     (f) The PURCHASER shall, upon the purchase of the Securities, receive an opinion letter from the ISSUER'S counsel to the effect that (I) the ISSUER is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Securities and the issuance of Common Stock upon conversion and/or exercise thereof of these Securities have been approved and duly authorized by all required corporate action, (iii) that the Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable, and (iv) that the ISSUER has reserved from its authorized shares of Common Stock Three Million (3,000,000) shares to permit full conversion and/or exercise thereof at the then applicable conversion and/or exercise rate thereof of all outstanding Securities.

     ii)  COVENANTS OF THE ISSUER.
     -----------------------------
     For so long as any Securities held by PURCHASER remain outstanding, the ISSUER covenants and agrees with the PURCHASER that:

     (a) ISSUER will undertake its best efforts to maintain the listing of its Common Stock on the NASDAQ SmallCap Stock Market or the OTC-Bulletin Board;

     (b) Except as expressly set forth in Section 7 below, ISSUER will not issue stop transfer instructions to its transfer agent in regard to the Securities or the Common Stock issuable upon conversion and/or exercise thereof of the Securities;

     (c) ISSUER will reserve from its authorized shares of Common Stock Three Million (3,000,00) shares to permit conversion and/or exercise thereof in full of all outstanding Securities.

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     (d)  Notwithstanding the foregoing, the conversion and/or exercise thereof right of the PURCHASER set forth herein shall be limited such that in no instance shall the maximum number of shares of Common Stock into which the PURCHASER may convert these Securities exceed, at any one time, an amount equal to the remainder of (I) 4.99% of the then issued and outstanding shares of Common Stock of the ISSUER following such conversion and/or exercise thereof, MINUS (II) the number of shares of Common Stock of the
                       -----
     ISSUER then held by the PURCHASER.
     (e) If required because the ISSUER's Common Stock will be listed on the NASDAQ-National Market System prior thereto and, WITHIN 20 DAYS OF THE INITIAL CLOSING, the Company's board of directors will unanimously approve, and will recommend that the Company's shareholders approve, the issuance of more than 20% OF THE COMPANY'S OUTSTANDING COMMON STOCK upon the conversion and/or exercise thereof of the Preferred Stock (including shares of Common Stock issued in lieu of interest) and exercise of the Warrants. IN THE EVENT THAT SUCH SHAREHOLDER APPROVAL IS NOT OBTAINED THEN THE PURCHASER SHALL NOT BE OBLIGATED TO COMPLETE THE SUBSEQUENT TRANCHES.

5.  ATTORNEY'S FEES
-------------------

The ISSUER agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the PURCHASER in collecting any amount due or exercising the conversion and/or exercise thereof rights under these Securities. Further, upon closing of the first tranche, the ISSUER agrees to pay from escrow for the PURCHASER's reasonable legal fees and due diligence costs incurred in closing. Such fees and costs are not to exceed TWENTY FIVE THOUSAND UNITED STATES DOLLARS (USD$25,000.00) on the first tranche closing and FIFTEEN THOUSAND UNITED STATES DOLLARS (USD$15,000.00) on the subsequent tranche closings.

6.  REGISTRATION RIGHTS; LIQUIDATED DAMAGES
-------------------------------------------

The Purchasers will be entitled to DEMAND REGISTRATION RIGHTS in respect of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (the terms of which are set forth below) as follows:
(1) The Company shall prepare and file, within 15 DAYS OF THE INITIAL CLOSING DATE, a registration statement on Form S-3 (the "REGISTRATION STATEMENT") covering the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrants. The Company shall further agree to use its best efforts to cause the Registration Statement TO BE DECLARED EFFECTIVE BY THE COMMISSION NO LATER THAN 60 DAYS FOLLOWING THE INITIAL CLOSING DATE. The Company shall pay all expenses of registration (other than underwriting fees and discounts in respect of shares of Common Stock offered and sold under such registration statement by the Purchasers, if any). (2) If the Registration Statement is not declared effective by the Commission during the 60-day period mentioned above, the Company shall pay in cash to the Purchasers, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, an
                               ------------------------------------------
amount equal TO 2% PER MONTH OF THE OUTSTANDING STATED VALUE SHARES OF THE PREFERRED STOCK, with each share having a stated value of USD$ 1,000.00 ,
                                                             ----------
which amount will be increased to 3% PER MONTH of the outstanding stated value of the Preferred Stock IN THE EVENT THAT THE REGISTRATION STATEMENT IS NOT DECLARED EFFECTIVE BY THE COMMISSION WITHIN 90 DAYS OF THE INITIAL CLOSING DATE. In addition to the liquidated damages, commencing 120 DAYS FOLLOWING THE INITIAL CLOSING DATE, THE CONVERSION PRICE OF THE PREFERRED STOCK WILL BE DECREASED BY 1% FOR EACH 30-DAY PERIOD IN WHICH THE REGISTRATION STATEMENT HAS NOT BEEN
--
DECLARED EFFECTIVE, UP TO A MAXIMUM DISCOUNT OF 5%.  (3) Additionally, the
                                                ---
Company will grant to the Purchasers certain PIGGY-BACK REGISTRATION RIGHTS in the event that the Company proposes to effect a registered offering of Common Stock prior to the filing of the Registration Statement referenced above. (4) Further should the registration statement not be effective by One Hundred Days following the initial closing date the ISSUER, will effect a Regulation S transaction in order to permit the conversion of the Securities.

7.  TRANSFER AGENT INSTRUCTIONS, BOOK-ENTRY SYSTEM, LIQUIDATED DAMAGES.
-------------------------------------------------------------------------

Each conversion of the Preferred Stock and/or exercise of the Warrants will be effected through a "BOOK-ENTRY" MECHANISM. Pursuant to this book-entry mechanism, (1) immediately following each Closing, the Escrow Agent will wire payment of the net offering proceeds to the Company and the Company will instruct the company's Common Stock transfer agent to register the Preferred Stock in the names of the Purchasers on a Preferred Stock Register to be maintained by such transfer agent for the benefit of the Company and the Purchasers, (2) the transfer agent will establish a set of book-entry procedures to record transfers and conversions of the Preferred Stock, and (3) the Company will irrevocably instruct the transfer agent to issue unlegended shares of Common Stock to the PURCHASER upon the valid exercise of the conversion privilege (and the fulfillment of other requirements of the transfer agent, including but not limited to the effectiveness of the Registration Statement and the delivery of an opinion of the Company's counsel (which the Company should promptly request) as to the issuance of such unlegened shares of Common Stock). If the Company fails to deliver shares of Common Stock without restrictive legends or stop-transfer orders within THREE (3) NEW YORK STOCK EXCHANGE TRADING DAYS of delivery of a notice of conversion, liquidated damages will accrue in an amount equal to USD$500.00 FOR EACH SHARE OF PREFERRED STOCK AS TO WHICH CONVERSION HAS BEEN

REQUESTED then outstanding for each day that such shares of Common Stock are not delivered up to 10 DAYS, AND USD$1,000.00 FOR EACH SHARE OF PREFERRED
                                 ---
STOCK AS TO WHICH CONVERSION HAS BEEN REQUESTED then outstanding for each day that such shares of Common Stock are not delivered IN EXCESS OF 10 DAYS. Such amounts will accrue and be payable to the Purchasers upon demand.

8.  INDEMNIFICATION.
--------------------

Each of the ISSUER and the PURCHASER agrees to indemnify and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made in this agreement. Each of the ISSUER and the PURCHASER agrees that the Escrow Agent shall be relieved of any liability arising out of acting as escrow agent and each also hereby agrees to indemnify the Escrow Agent against expenses including attorneys fees, judgements, fines and amounts paid in settlement incurred by the Escrow Agent as a result of any threatened, pending or completed action, suit or proceeding of every nature by reason of the fact that it served as escrow agent.

9.  NOTICES.
------------

All notices, requests, demands and other communications provided for herein (collectively "NOTICES") shall be in writing. All Notices shall be sent by hand delivery, U.S. mail with return receipt requested, overnight courier, or facsimile with all delivery charges prepaid. All notices will be effective when received by the addressee as indicated by the return receipt, the receipt of the courier service, or on the facsimile. All Notices to the PURCHASER and /or the ISSUER shall be delivered to the Escrow Agent at the address indicated below:

     ESCROW  AGENT:
     --------------
     PAUL KUPFERSTEIN
     Barrister & Solicitor
     400 North Rivermede Road
     Suite 203
     Concord, ON L4K-3R5
     Canada
     Telephone:+1 (905) 761-5500   Facsimile: +1 (905) 761-6490

10.  CLOSING DATE
------------------

This agreement shall be effective from the date of execution by the PURCHASER. The date of the issuance of the Securities shall be no later than Five (5) NASDAQ trading days from the execution of this Agreement by the PURCHASER. Closing shall be effected through delivery of funds and certificates to the Escrow Agent. The Closing Date, which shall be so designated by a "CLOSING CERTIFICATE" from the Escrow Agent, shall be deemed to be that date upon which the Escrow Agent shall have the Securities available for delivery to the PURCHASER and the PURCHASER's funds in the Escrow Agent's account available for delivery to the ISSUER. The Preferred Stock will be issuable in three equal tranches of USD$5,000,000.00 stated value per tranche. The first tranche will initially close no later than MARCH 5TH, 1997. For the first tranche closing ONLY, the Purchaser will purchase USD$3,500,000.00 stated value on the closing
----
date and the remaining USD$1,500,000.00 stated value WITHIN THIRTY (30) CALENDAR DAYS FROM THE DATE OF EFFECTIVE REGISTRATION. Each subsequent tranche closing will be for the full USD$5,000,000.00 principal amount. The Company will have a 30-day option to cause a funding under the second tranche commencing 60 DAYS FOLLOWING THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT, and will have another 30-day option to cause a funding under the third tranche commencing 120 DAYS FOLLOWING THE CLOSING OF THE SECOND TRANCHE. Any tranche that is not funded within the appropriate window will expire. The Purchaser will fund subsequent tranches within TEN (10) BUSINESS DAYS from notice by the Company. The precondition to funding of the second and third tranches, of FIVE MILLION UNITED STATES DOLLARS (USD$5,000,000.00)stated value each, is that the Twenty
(20) day average daily dollar volume shall be equal to or greater than FOUR HUNDRED FIFTY THOUSAND UNITED STATES DOLLARS (USD$450,000.00) per day.

11.  RIGHT OF FIRST REFUSAL
----------------------------

The Company will not sell any new equity securities (or securities convertible into equity securities) at a discount to the then-current market price per share of Common Stock, other than the offerings in connection with mergers, acquisitions, and certain benefit plans of the Company (a "DISCOUNTED EQUITY OFFERING") for a period of SIXTY (60) DAYS FROM THE FUNDING OF THE LAST TRANCHE. Thereafter, the Company will not sell any new discounted equity securities for ONE HUNDRED TWENTY (120) DAYS FROM THE CLOSING OF THE SECOND TRANCHE OF THE SECURITIES without offering the Purchaser a right of first refusal to participate as an investor in such an offering. In the event the Company offers to sell any new discounted equity securities, the Purchaser will be relieved from any commitment to complete the subsequent closings of the remaining tranche(s). Should the Company refrain from offering any additional discounted equity offerings and the Purchaser completes the closing of the third tranche, the Company will not sell any new discounted equity securities for SIXTY (60) DAYS

FROM THE CLOSING OF THE THIRD TRANCHE OF THE SECURITIES. Should the Company sell any discounted equity securities following sixty days from the closing of the third tranche of the Securities, such securities will not bear a maturity date prior to the maturity date of the Securities held by the Purchaser. Further, for a period of ONE HUNDRED TWENTY (120) days from the closing of the third tranche, the Company will offer the Purchasers the opportunity to participate in any such financings on a right of first refusal basis. The Purchasers will have FIFTEEN (15) DAYS FROM THE DATE OF RECEIPT OF A NOTICE OF SUCH OFFERING TO RESPOND TO ANY NOTICE BY THE ISSUER OF ANY RIGHT OF FIRST REFUSAL. Should the Purchaser fail to complete the closings for either of the second or third tranche of the Securities, then the Company will be released from its obligations to refrain from offering any further discounted equity securities, and be further released from its obligation to offer any future securities sales to the Purchaser on a right of first refusal basis.

12.  CONDITIONS TO THE CORPORATION'S OBLIGATION TO SELL.
--------------------------------------------------------

ISSUER shall have the right to reject any given Agreement which is tendered to the ISSUER, but only for the reason that the ISSUER reasonably believes any representations and warranties of such PURCHASER contained therein to be untrue, and in such event ISSUER shall promptly provide PURCHASER written notice of such rejection and the reason therefor and shall provide reasonable opportunity for a response to such stated reason. PURCHASER understands that ISSUER's obligation to sell the Securities is conditioned upon:
(i) The receipt and acceptance by ISSUER of this Agreement for all of the Securities is evidenced by execution of this Agreement by the ISSUER or ISSUER'S duly authorized agent. In the absence of a written acknowledge of this Agreement by the ISSUER, the delivery of Securities to the designated Escrow Agent and/or the transfer of funds to the ISSUER shall be deemed to be constructive acceptance of this Agreement. PURCHASER understands this Agreement is irrevocable.
(ii) Delivery to the designated Escrow Agent by PURCHASER of good funds as payment in full for the purchase of the Securities, and all fees and commissions.

13.  CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE.
------------------------------------------------------

ISSUER understands that PURCHASER'S obligation to purchase the Securities is conditioned upon delivery of (i) the opinion of counsel specified in Section 4(i)(f) herein, (ii) the Securities as described herein, and (iii) such documents, certificates, and other evidence of the ISSUER'S compliance with necessary corporate and statutory formalities as to which PURCHASER shall reasonably require. Further, the Purchaser anticipates being in a position to close and fund the initial transaction no later than MARCH 5TH, 1997. However,
                                                     ----------------
each Closing is conditioned upon the execution and delivery of, and performance under, appropriate documentation (including but not limited to a securities subscription agreement, certificate of determination, warrants, and book entry transfer agreement), all in form and substance mutually acceptable to the parties and containing representations, warranties and agreements customary for transactions of this type, SATISFACTORY COMPLETION OF DUE DILIGENCE (applies to the initial Closing only), the absence of any material adverse change in the business, condition (financial or otherwise), earnings or prospects of the Company, the lack of any disruption in the market for the Common Stock (including but not limited to a material decrease in the trading price or trading volume of the Common Stock) or the U.S. stock markets as a whole, and the availability of a valid exemption under the Securities Act regarding the offering and sale of the Securities and shares of Common Stock issuable on the conversion or exercise thereof.

14.  GOVERNING LAW.
-------------------

This agreement shall be governed by and construed under the laws of the State of California without regard to its choice of law principles.

15.  ENTIRE AGREEMENT.
----------------------

This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

16.  FULL NAME AND ADDRESS OF PURCHASER FOR REGISTRATION PURPOSES:


NAME:        ______________________________________________________


ADDRESS:     ______________________________________________________


             ______________________________________________________


             ______________________________________________________


TEL NO.      ______________________________________________________


FAX NO.      ______________________________________________________


CONTACT NAME:______________________________________________________



17.  DELIVERY INSTRUCTIONS: (IF DIFFERENT FROM REGISTRATION NAME):


NAME:        ______________________________________________________


ADDRESS:     ______________________________________________________


             ______________________________________________________


             ______________________________________________________


TEL NO.      ______________________________________________________


FAX NO.      ______________________________________________________


CONTACT NAME:______________________________________________________


SPECIAL
INSTRUCTIONS:    IN EACH TRANCHE CLOSING, EACH PURCHASER WILL RECEIVE ONE (1)
                 SERIES "A" PREFERRED STOCK CERTIFICATE REPRESENTING ONE HUNDRED
                 PERCENT (100%) OF THEIR SUBSCRIPTION FOR THAT TRANCHE. EACH
                 CERTIFICATE WILL SPECIFY A "FIRST CONVERSION DATE". THE
                 CERTIFICATE FOR EACH PURCHASER WILL SPECIFY A FIRST CONVERSION
                 DATE OF THE EARLIER OF THE DATE OF EFFECTIVE REGISTRATION, OR
                             -------
                 SIXTY (60) DAYS FROM THE FIRST CLOSING DATE.

                 THE PURCHASE WARRANTS BEING PURCHASED WILL HAVE A FOUR (4) YEAR TERM AND WILL HAVE AN EXERCISE PRICE SET AT THE FIXED CONVERSION PRICE APPLICABLE TO THE PREFERRED STOCK BEING PURCHASED AT SUCH CLOSING. THE VALUE OF THE WARRANTS WILL EQUAL 20% OF THE STATED VALUE OF THE PREFERRED STOCK (VALUED BASED ON A BLACK-SCHOLES OR SIMILAR MODEL).

          IN WITNESS WHEREOF, this Agreement was duly executed on the date first written below. This agreement must be accepted by the ISSUER no later than 5:00 pm Eastern Time, on the third United States business day after the date of execution by the PURCHASER or it shall be deemed to be null and void.



Dated this ________ day of the month of _________________, 1997.


CORPORATION NAME:       _____________________________________________



                                                            <SEAL>




              BY:
                        _____________________________________________
                              OFFICIAL SIGNATORY OF PURCHASER


NAME (PRINTED):         _____________________________________________

TITLE:                  _____________________________________________

COUNTRY OF EXECUTION:   _____________________________________________



Accepted this ________ day of the month of _________________, 1997.



                              TELEGEN CORPORATION





              BY:
                        _____________________________________________
                              OFFICIAL SIGNATORY OF ISSUER

    I HAVE THE FULL AUTHORITY TO BIND TELEGEN CORPORATION _______ (INITIAL)


NAME(PRINTED):          _____________________________________________


TITLE:                  _____________________________________________

                                  SCHEDULE "A"



                              TELEGEN CORPORATION



                          CERTIFICATE OF DETERMINATION
                           SERIES "A" PREFERRED STOCK



     We, Jessica Stevens and Warren Dillard, Chief Executive Officer and Chief Financial Officer, respectively, of TELEGEN CORPORATION, a corporation duly organized and existing under the laws of the state of California (the "CORPORATION") in accordance with the provisions of the California General Corporation Law, DO HEREBY CERTIFY, that, pursuant to the authority vested in the Board of Directors by the Articles of Incorporation the said Corporation, the Board of Directors adopted the following resolution on March 4, 1997 creating a series of 15,000 Shares of Series "A" Preferred Stock:

     WHEREAS, the Articles of Incorporation of the Corporation authorize a class of Stock designated as Preferred Stock and provides that such Preferred Stock may be divided into such number of series as the Board of Directors may determine, and authorizes the Board of Directors to (1) determine and alter the powers, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any series of Preferred Stock and (2) fix the number of shares of any Series of Preferred Stock and the designation of such series of Preferred Stock; it is

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (herein after called the "BOARD OF DIRECTORS" or the "BOARD" ) in accordance with the provisions of the Articles of Incorporation, this Board of Directors hereby creates a series of Series "A" Preferred Stock, no par value, of the Corporation (the "SECURITIES") and hereby states the designation and number of shares, and fixes the relative rights, preferences, and restrictions thereof as follows:


                          SERIES "A" PREFERRED STOCK
                          --------------------------


A.  DEFINITIONS
---------------

1) The FIRST CLOSING DATE shall be the first date upon which any share of Series A Preferred Stock is issued.

2)  The FIRST CONVERSION DATE shall BE THE EARLIER OF THE DATE OF EFFECTIVE
                                           -------
REGISTRATION, OR SIXTY (60) DAYS FROM THE FIRST CLOSING DATE.

3) The FIXED CONVERSION PRICE shall be equal to the AVERAGE OF THE CLOSING BID PRICES OF THE COMMON STOCK ON THE NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATION SYSTEM ("NASDAQ") FOR THE FIVE TRADING DAYS PRECEDING THE DATE OF CLOSING.

4) The HOLDER shall be the registered holder of the Securities as shown on the books and records of the CORPORATION's transfer agent.


                                   Page D-1

B.  RIGHTS, PREFERENCES, AND PRIVILEGES OF THE SERIES "A" PREFERRED STOCK:
--------------------------------------------------------------------------

     SECTION 1.    DESIGNATION AND AMOUNT.  The shares of such series shall be
                   ----------------------
designated as "SERIES 'A' PREFERRED STOCK" (the "SECURITIES") and the number of shares constituting the Securities shall be 15,000. Each share shall have a stated value of USD$1,000.00. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Securities then outstanding plus the number of shares of Securities reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Securities. The certificates representing the Securities may be divided or aggregated into different denominations, as requested by the HOLDERS surrendering the same. No service charge will be made for such registration or transfer or exchange. These Securities will be issued subject to representations of the original HOLDERS thereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to the due presentment for such transfer of these Securities, the CORPORATION and any agent of the CORPORATION may treat the person in whose name these Securities are duly registered on the CORPORATION's books and records as the owner thereof for the purpose of receiving payment as herein provided and all other purposes, and neither the CORPORATION nor any such agent shall be affected by notice to the contrary.


     SECTION 2.  RANK.      The Securities shall rank: (I) prior to all of the
                 -----
Corporation's Common Stock, no par value ("COMMON STOCK"); (ii) (subject to the provisions of Section 5 hereof) on parity with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Securities ("PARITY SECURITIES"); and (iii) subject to the approval at 75% of the outstanding Securities (subject to the provisions of Section 5 hereof) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking higher than the Securities ("SENIOR SECURITIES"), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (all such distributions being referred to collectively as "DISTRIBUTIONS").

     SECTION 3.    DIVIDENDS.    The Securities will accrue dividends at the
                   ----------
rate of EIGHTY UNITED STATES DOLLARS (USD$80.00) per share per annum, on the basis of the actual number of days elapsed in a Three Hundred Sixty (360) day year, due and payable on March 31st, June 30th, September 30th, and December 31st of each year until maturity, or conversion. Such annual dividends shall be paid prior and in preference to any dividends to be paid, accrued, or set aside for payment on the Common Stock. DIVIDENDS ON EACH SHARE OF SERIES "A" PREFERRED STOCK SHALL BEGIN TO ACCRUE FROM THE CLOSING DATE. Payment of each dividend payment may, at the HOLDER'S option, be made in cash or by delivery of shares of the CORPORATION's Common Stock. The number of shares to be delivered shall be based on One Hundred (100%) Percent of the Current Market Price (as defined in Clause 4) of the Common Stock as reported on the NASDAQ for the Five
(5) Trading Days immediately preceding the due date for such dividend. The dividends so payable will be paid to the person in whose name the Securities are registered on the records of the CORPORATION's transfer agent at the address last appearing on the books and records of the CORPORATION's transfer agent.
The CORPORATION shall be entitled to withhold from all payments of dividends on these Securities any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.


     SECTION 4.  CONVERSION.  The HOLDERS of the Securities shall have
                 ----------
conversion rights as follows (the "CONVERSION RIGHTS"):

                              (a) Right to Convert.  For purposes of this
                               -------------------
Section 4, the "CURRENT MARKET PRICE" (subject to adjustment for stock splits, stock dividends, recapitalizations, and similar events) shall be the average closing bid price of the Common Stock for the two (2) NASDAQ Trading Days immediately preceding the conversion date, as reported by NASDAQ. The HOLDER of these Securities is entitled, at its option, at any time commencing on or after the First Conversion Date, to convert any or all shares of the Securities into the number of shares of Common Stock of the CORPORATION as may be determined by multiplying the number of shares of Series "A" Preferred Stock to be converted by a fraction, THE NUMERATOR OF WHICH EQUALS ONE THOUSAND UNITED STATES DOLLARS (USD$1,000.00) and the DENOMINATOR OF WHICH EQUALS THE CONVERSION PRICE (as defined below). The Conversion Price (the "CONVERSION PRICE") shall initially be equal to the Fixed Conversion Price. The Conversion Price shall be adjusted as follows:

     (i) To the extent that the Current Market Price is less than or equal to the FIXED CONVERSION PRICE, then the Conversion price shall be adjusted to equal the lesser of the Current Market Price or the Fixed Conversion Price.

                                   Page D-2

     (ii) To the extent that the Current Market Price is greater than the Fixed Conversion Price, then the Conversion price shall be adjusted by an amount equal to the formula:
                     I={C-(1.50*F)}/2, where:

               I =  Increase in conversion price,
               C=   Current Market Price, and
               F=   Fixed Conversion Price


No fractional shares or script representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. Notwithstanding the foregoing, the conversion rights of any HOLDER set forth herein shall be limited solely, to the extent required, from time to time, such that in no instance shall any HOLDER own, or be deemed to beneficially own (within the meaning of the 1934 Act), more than 4.99% of the then issued and outstanding shares of Common Stock of the CORPORATION following such conversion.

                              (b) Conversion Process.  For purposes of these
                               ---------------------
Securities, the "CONVERSION DATE" shall be deemed to be the date on which the CORPORATION OR ITS TRANSFER AGENT has received by telecopy the executed and completed Conversion Documents (as defined below). For purposes of Conversion of the Securities, the Current Market Price per share is calculated at the close of the NASDAQ Stock Market on each trading day. In order for the Conversion Price to be accepted based on the previous day's Current Market Price, a fax copy of the executed Notice of Conversion must be received at the offices of the CORPORATION OR ITS TRANSFER AGENT PRIOR TO 4:00PM EASTERN TIME. All Notices of Conversion received after 4:00pm Eastern Time at the offices of the CORPORATION OR ITS TRANSFER AGENT will be priced at the new Current Market Price which will include that day's closing bid price. Such conversion by the HOLDER shall be effected by surrendering to the Transfer Agent (with a copy of all documents, by facsimile or courier, to the CORPORATION OR ITS TRANSFER AGENT) the following documents (the "CONVERSION DOCUMENTS"): (i) the Securities to be converted duly endorsed (or accompanied by executed stock powers); (ii) a copy of the HOLDER'S Corporate Resolution (if a corporation) authorizing such conversion; and (iii) a Notice of Conversion specifying the number of shares to be converted (the "NOTICE OF CONVERSION"), executed by the HOLDER of these Securities. In order to convert the Securities, the duly endorsed original Conversion Documents must be delivered by express courier to the Transfer Agent within Three (3) NASDAQ Trading Days after the Conversion Date. If the original shares of Securities to be converted are not received by the Transfer Agent within five business days after the Conversion Date, the Notice of Conversion shall, at the option of the CORPORATION, become null and void.

                              (c) Issuance of Common Stock.   Each exercise of
                                  ------------------------
conversion privileges will be effected through a "BOOK-ENTRY" MECHANISM. Pursuant to this book-entry mechanism, (1) immediately following each Closing, the Escrow Agent will wire payment of the net offering proceeds to the Company and will instruct the Common Stock transfer agent to register the Preferred Stock in the names of the Purchasers on the Preferred Stock Register to be maintained by such transfer agent for the benefit of the Company and the Purchasers, (2) the transfer agent will establish a set of book-entry procedures to record transfers and conversions of the Preferred Stock, and (3) the Company will irrevocably instruct the transfer agent to issue unlegended shares of Common Stock upon the valid exercise of the conversion privilege (and the fulfillment of other requirements of the transfer agent, including but not limited to the effectiveness of a Registration Statement under the Securities Act of 1933, as amended, covering the Common Stock and the delivery of an opinion of the Company's counsel as to the issuance of such unlegened shares of Common Stock). If the Company fails to deliver any shares of Common Stock to which HOLDER shall be entitled pursuant to the Notice of Conversion without restrictive legends or stop transfer orders within THREE (3) NEW YORK STOCK EXCHANGE TRADING DAYS of delivery of a notice of conversion, liquidate damages will accrue in an amount equal to USD$500.00 FOR EACH USD$100,000.00 of stated value then outstanding for each day that such shares of Common Stock are not delivered up to 10 DAYS, AND USD$1,000.00 FOR EACH USD$100,000.00 of stated
                         ---
value then outstanding for each day that such shares of Common Stock are not delivered IN EXCESS OF 10 DAYS. Such amounts will accrue and be payable to the HOLDER upon demand.

                              (d) Automatic Conversion.   In the case that there
                              -------------------------
is any outstanding amount of the Securities unconverted on DECEMBER 30, 1998, the outstanding unconverted Securities will be automatically converted at the aforesaid Conversion Price, with DECEMBER 30,1998 being deemed to be the Conversion Date.

                                   Page D-3

                              (e)  Reservation of Stock issuable Upon
                                   ----------------------------------
Conversion. The Corporation shall at all times reserve and keep available out of
----------
its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Securities, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Securities; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Securities, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. No provision of these Securities shall alter or impair the obligation of the CORPORATION, which is absolute and unconditional, to pay dividends on, and convert, the Securities at the place, time, and rate herein prescribed.


     SECTION 5   LIQUIDATION PREFERENCE.
                 ----------------------
                              (a) In the event of any liquidation, dissolution
or winding up of the Corporation, either voluntary or involuntary, the HOLDERS of Securities shall be entitled to receive, immediately after any distributions to holders of Senior Securities required by the Corporation's Articles of Incorporation or any certificate of determination of preferences, and prior and in preference to any distribution to Junior Securities but in parity with any distribution to Parity Securities, an amount per share equal to the sum of (i) USD$1,000.00 for each outstanding share of Securities (the "Original Series 'A' Issue Price") and (ii) an amount equal to any accrued but unpaid dividends. If upon the occurrence of such event, the assets and funds thus distributed among HOLDERS of the Securities and Parity Securities shall be insufficient to permit the payment to such HOLDERS of the full amounts due to the HOLDERS of the Securities and the Parity Securities, respectively, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the HOLDERS of Securities and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Corporation's Articles of Incorporation and any certificate of designation of preferences.

                              (b) Upon completion of the distribution required
by subsection 5(a), if assets remain in this Corporation, they shall be distributed to HOLDERS of Parity Securities (unless HOLDERS of Parity Securities have received distributions pursuant to subsection (a) above) and Junior Securities in accordance with the Articles of Incorporation including any certificate of determination of preferences.

                              (c) A consolidation or merger of the Corporation
with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall be deemed to be a liquidation, dissolution, and winding up within the meaning of this Section 5.

     SECTION 6.   CALL OPTION.   By acceptance of these Securities, the HOLDER
                  -----------
hereby grants to the ISSUER the option ("CALL OPTION"), in whole or in part and in one or more transactions, for a period beginning ONE HUNDRED TWENTY DAYS FOLLOWING THE CLOSING DATE to repurchase any outstanding portion of the Securities plus accrued dividends, in whole or in part at ONE HUNDRED PERCENT (100%) OF THE STATED VALUE PLUS ACCRUED DIVIDENDS (THE "REPURCHASE PRICE") payable in cash. The Call Notice must be sent to the HOLDER via telecopy transmission (with written notice to the registered address of the HOLDER by overnight courier). Upon receipt by the HOLDER of the Call Notice, HOLDER will have FIVE (5) NASDAQ TRADING DAYS to convert the Securities or be subject to
this Call provision.   Delivery of Repurchase Funds and Escrow Fees from the
CORPORATION and delivery of all called original Securities from the HOLDER must be delivered to the Escrow Agent who shall initially be Paul Kupferstein, Barrister & Solicitor, 400 North Rivermede Road, Suite 203, Concord, ON, L4K-3R5, Canada ("ESCROW"), who shall act as Escrow in this regard within TWENTY
(20) NASDAQ TRADING DAYS FROM THE RECEIPT OF THE CALL NOTICE. Escrow shall, immediately upon receipt of the Call Notice and the Repurchase Price from CORPORATION and these Securities from HOLDER, deliver the Repurchase Monies and any replacement Securities if this Call Option is exercised in part to the HOLDER in accordance with HOLDER's instructions and will deliver the Securities to the CORPORATION pursuant to CORPORATION's or its assignee's instructions. If the Repurchase Monies are not received by Escrow within Twenty (20) NASDAQ trading days from issuance of Call Notice by CORPORATION, Escrow shall return the Securities so received to the transmitting party. Failure by the CORPORATION to deliver the Repurchase Monies within the specified time shall be deemed to be constructive cancellation of the Call Notice. If the Securities are not received by Escrow within Thirty (30) NASDAQ trading days from issuance of Call Notice by CORPORATION and Escrow has received the Repurchase Monies from the CORPORATION within Twenty

                                   Page D-4

(20) NASDAQ trading days from issuance of the Call Notice, Escrow shall instruct the Transfer Agent of the CORPORATION R to cancel the Securities held by the HOLDER and Escrow shall release the Repurchase Monies to the HOLDERS. The Escrow Agent may be changed with the written consent of the CORPORATION and a majority interest of the HOLDERS or by the CORPORATION acting alone if the then Escrow Agent cannot or will not undertake or execute the responsibilities of the escrow hereunder. Escrow shall have no liability except for gross negligence or willful misconduct. Escrow's fees for the exercise of this Call Option, will be Three Thousand United States Dollars (USD$3,000.00) per Call Option exercised to be paid by CORPORATION at the time that the repurchase funds are transmitted to the Escrow Agent's account. Any and all claims or disputes arising out of or under this the exercise of the Call Option, with regard to the acts or failure to act of the Escrow Agent, shall be resolved by arbitration to be conducted in for the initial Escrow Agent in Toronto, Canada, under the Arbitrations Act of Ontario at the Ontario Arbitration and Mediation Institute. The decision of the arbitrator shall be final and may be enforced in the United States in any court of competent jurisdiction. Except as provided in this Section, CORPORATION may not redeem or prepay the Securities without prior written consent of HOLDER.

     SECTION 7.  CORPORATE CHANGE.    The provisions of the Series "A" Preferred
                 ----------------
Stock, including but not limited to the Conversion Price shall be appropriately adjusted to reflect any stock dividend, stock split, merger, or share combination of the Common Stock, or similar event.

     SECTION 8.  VOTING RIGHTS.  The HOLDERS of Securities will not have any
                 -------------
voting rights except as set forth below or as otherwise from time to time required by law.

     (a) The affirmative vote or consent of the HOLDERS of at least a majority of the outstanding shares of the Securities, voting separately as a class, will be required for any amendment, alteration or repeal of the Corporation's Articles of Incorporation (including any Certificate of Determination of Preferences) if, and only if, the amendment, alteration or repeal adversely affects the powers, preferences or special rights of the Securities.

     (b) To the extent that under California law the vote of the HOLDERS of the Securities, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the HOLDERS of at least a majority of the outstanding shares of the Securities shall constitute the approval of such action by the class. To the extent that under California law the HOLDERS of the Securities are entitled to vote on a matter with HOLDERS of Common Stock, voting together as one class, each share of Securities shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. HOLDERS of the Securities shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's by-laws and applicable statutes.


     SECTION 9.  PROTECTIVE PROVISIONS.    So long as any Securities are
                 ---------------------
outstanding, the Corporation shall not take any action that would impair the rights of the HOLDERS of the Securities set forth herein and shall not without first obtaining the approval (by vote or written consent, as provided by law) of the HOLDERS of at least a majority of the then outstanding shares of Securities take any of the following actions:

                        (a) alter or change the rights, preferences or privileges of the shares of Securities or any Senior Securities so as to affect adversely the Securities;
                        (b) create any new class or series of stock having a preference over, or being on a parity with, the Securities with respect to Distributions (as defined in Section 2 above); or
                        (c) do any act or thing which would result in taxation of the HOLDERS of shares of the Securities under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the internal Revenue Code as hereafter from time to time amended).

     SECTION 10.    STATUS OF REDEEMED OR CONVERTED STOCK.    In the event any
                    -------------------------------------
Securities shall be redeemed or converted pursuant to Section 4 or Section 6 hereof, the Securities so converted or redeemed shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be issuable by the Corporation as Securities.

                                   Page D-5

     SECTION 11.    ENFORCEABILITY.  In case any provision of these Securities
                    ---------------
is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of these Securities will not in any way be affected or impaired thereby. These Securities and the agreements referred to in these Securities constitute the full and entire understanding and agreement between the CORPORATION and the HOLDER with respect hereof. Neither these Securities nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the CORPORATION and the required vote of the then outstanding Securities.



We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: March 20, 1997

                                         /s/ Jessica L. Stevens
                                         --------------------------------------
                                         Jessica L. Stevens
                                         President and Chief Executive Officer


                                         /s/ Warren M. Dillard
                                         --------------------------------------
                                         Warren M. Dillard
                                         Chief Financial Officer

                                   Page D-6

                                  SCHEDULE "C"

TO:       TELEGEN CORPORATION
          ACCREDITED INVESTOR DECLARATION

THE SECURITIES BEING OFFERED BY THE COMPANY ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) AND AS PROVIDED BY REGULATION D OF THAT ACT, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

     The undersigned represents that he qualifies as an "Accredited Investor," as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, because he is:

____ (1) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small business Administration under
          Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.00; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(1) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000.00 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

____ (2)  A private business development company as defined in Section 202 (a)
          (22) of the Investment Advisors Act of 1940;

____ (3) An organization described in Section 501 (c) (3) of the Internal Revenue Code, Corporation, Massachusetts or similar business trust, or Partnership not formed for the purpose of investing in the Securities, with total assets in excess of $5,000,000;

____ (4) A director, executive officer, or general partner of the CORPORATION of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that CORPORATION;

____ (5) A natural person who had an individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

____ (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse of $300,000 in each of those years and has a reasonable expectation of reaching those levels in the current year;

____ (7) Any trust, with the total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

____ (8)  Any entity in which all of the equity owners are accredited investors.

          BY:       _____________________________________________
                           OFFICIAL SIGNATORY OF PURCHASER

NAME (PRINTED):         _____________________________________________

TITLE:                  _____________________________________________

COUNTRY OF EXECUTION:   _____________________________________________

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